                                  EXHIBIT 10.5

                     AGREEMENT OF SALE AND PURCHASE BETWEEN

               THE WELLS FUND XI - FUND XII - REIT JOINT VENTURE

                  AND BRIDGE INFORMATION SYSTEMS AMERICA, INC.

                AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY
                -----------------------------------------------

     THIS AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY (the "Agreement"), is made and entered into as of the 24 day of May, 1999, by and between Bridge Information Systems America, Inc., a Delaware corporation ("Seller"), and Wells Capital, Inc., a Georgia corporation ("Purchaser").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Seller desires to sell and Purchaser desires to purchase the Property (as hereinafter defined) subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the premises, the mutual agreements contained herein, the sum of Ten Dollars ($10.00) in hand and paid by Purchaser to Seller at and before the sealing and delivery of these presents and for other good and valuable consideration, the receipt, adequacy, and sufficiency which are hereby expressly acknowledged by the parties hereto, the parties hereto do hereby covenant and agree as follows:

     1.   Purchase and Sale of Property.  Subject to and in accordance with the
          -----------------------------
terms and provisions of this Agreement, Seller hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase from Seller, the Property, which term "Property" shall mean and include the following:

          (a) all that tract or parcel of land (the "Land") located in Leawood, Johnson County, Kansas, containing approximately 6.88 acres, having an address of 2020 West 89th Street, and being more particularly described on Exhibit A
                                                                   ---------
hereto; and

          (b) all rights, privileges, and easements appurtenant to the Land, if any, including all right, title and interest of Seller, if any, in and to any water rights, mineral rights, reversions, or other appurtenances to said Land and all right, title, and interest of Seller, if any, in and to any land lying in the bed of any street, road, alley, or right-of-way, open or proposed, adjacent to or abutting the Land; and

          (c) all buildings, structures, and improvements situated on the Land, including, without limitation, that certain office building (the "Building") containing approximately 68,900 square feet of space, the parking areas and other amenities located on the Land, and all built-in appliances, pumps, plumbing, heating, air conditioning, elevators, electrical and other fixtures located on the Land (all of which are hereby collectively referred to as the "Improvements"); and

          (d) all personal property now owned by Seller, located on and used in connection with the Land and Improvements, including those items detailed on Exhibit B hereto ("Personal Property"); and
---------

          (e) all of Seller's right, title, and interest, as landlord, in and to that certain lease agreement dated February 14, 1997, by and between Seller and Sprint Communications Company L.P., a Delaware limited partnership ("Tenant"), a copy of which, together with all amendments thereto, is attached hereto as Exhibit C (the "Lease"); and
          ---------

          (f) all of Seller's right, title, and interest, if any, in and to plans and specifications with respect to the Improvements and any guarantees, trademarks, rights of copyright, warranties, or other rights related to the ownership of or use and operation of the Land, Personal Property, or Improvements, governmental licenses and permits, and intangibles associated with the Land, Personal Property, and Improvements, including the name of the Improvements and the logo therefor, if any.

     2.   Earnest Money.  Within two (2) business days after Seller's
          -------------
acceptance of this Agreement, Purchaser shall deliver to Security Land Title Company, as agent for Commonwealth Land Title Insurance Company ("Escrow Agent"), whose offices are at 115 East Park, Olathe, Kansas 66051, the sum of ONE MILLION and 00/100 Dollars ($1,000,000.00), to be deposited by Escrow Agent and the proceeds thereof (the "Earnest Money") to be held and disbursed by Escrow Agent in accordance with this Agreement. The Escrow Agent shall invest the Earnest Money in such short-term, high-grade securities, interest-bearing bank accounts, bank certificates of deposit or bank repurchase agreements, as Purchaser may direct. The Earnest Money shall be paid by Escrow Agent to Seller at Closing (as hereinafter defined) and shall be applied as a credit to the Purchase Price (as hereinafter defined), or shall otherwise be paid to Seller or refunded to Purchaser in accordance with the terms of this Agreement. All interest and other income from time to time earned on the Earnest Money shall belong to Purchaser and shall not be deemed to be a part of the Earnest Money.

     3.   Purchase Price.  Subject to adjustment as otherwise specified in this
          --------------
Agreement, the purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Property shall be Nine Million Five Hundred Thousand and No/100 Dollars ($9,500,000.00). The Purchase Price shall be paid by Purchaser to Seller at the Closing (as hereinafter defined) by cashier's check payable to the order of Seller or, if Seller shall so direct in writing at least two (2) days prior to Closing, by wire transfer of immediately available federal funds, less the amount of Earnest Money and subject to prorations and adjustments as otherwise specified in this Agreement. There shall be no adjustment to the Purchase Price and no other claim under the Agreement as a result of (i) any discrepancy between the acreage of the Land and the approximate acreage thereof as reflected in Section 1 of this Agreement or (ii) any discrepancy between the square footage of the Building and the approximate square footage thereof as reflected in Section 1 of this Agreement.

     4.   Purchaser's Inspection and Review Rights.
          ----------------------------------------

          (a) At all reasonable times after the Date of this Agreement, Seller shall make available to Purchaser, or Purchaser's agents and representatives, for review and copying, and for Purchaser's independent verification and analysis, (i) all books and records pertaining to operation of the Property (or duplicate copies thereof), (ii) to the extent in Seller's possession or control, plans, specifications, and engineering and/or architectural drawings of the Improvements and systems of the Property or any part of the Property (or duplicate copies thereof), (iii) to the extent in Seller's possession or control, any boundary and "as-built" surveys of the Land and Improvements, and
(iv) to the extent in Seller's possession or control, any environmental reports, appraisals and engineering reports relating to the Property. Seller acknowledges that Purchaser may be required by the Securities and Exchange Commission to file audited financial statements for one to three years with regard to the Property. At no cost or liability to Seller, Seller shall cooperate with Purchaser, its counsel, accountants, agents, and representatives, to provide them with access to Seller's books and records with respect to the ownership, management, maintenance, and operation of the Property for the applicable period, and permit them to copy the same. Purchaser will pay the costs associated with any such audit.

          (b) Subject to the rights of the Tenant under the Lease, Purchaser and its agents, engineers, or representatives, with Seller's reasonable, good faith cooperation may, after the Date of this Agreement at all reasonable times and upon reasonable advance notice to Seller, make inspections, examinations, market studies, feasibility studies, surveys and tests related to the Property and the operation thereof. At the conclusion of Purchaser's inspections, Purchaser shall return the Property to its original condition prior to such inspections. At Seller's option, Seller or Seller's agents may be present for any such inspections. Notwithstanding the foregoing, in no event shall Purchaser conduct any invasive environmental assessment test or other inspection of the Property without the prior written consent of Seller, and, if Seller consents, Purchaser shall not interfere with the operation of Tenant's business.

          (c) Any and all information provided by Seller to Purchaser or obtained by Purchaser relating to the Property in the course of its inspections or review under or in connection with the rights under subsections (a) and (b) of this Section 4, including, without limitation, any environmental assessment or audit, shall be treated as confidential information by Purchaser and Purchaser shall instruct all of its employees, agents, representatives and contractors as to the confidentiality of all such information. Purchaser will not, except with the express prior written consent of Seller, directly or indirectly, (a) disclose or permit the disclosure of any information to any person or entity, except persons who are bound to observe the terms hereof, or
(b) use or permit the use of all information pertaining to the Property (1) in any way detrimental to the Seller or (2) for any purpose other than evaluating the contemplated purchase of the Property. Purchaser agrees, that if the Closing does not occur, Purchaser will promptly return to the Seller or its authorized agent all written or tangible information pertaining to the Property, including all copies or extracts thereof, and all notes based upon the information. Purchaser shall be strictly liable for all costs and expenses, and/or damage or injury to any person or property resulting from any such review or inspection or any failure to keep all such information confidential, whether occasioned by the acts of Purchaser or any of its employees, agents or representatives, and whether Seller or its employees, agents or representatives shall have been present at the same or shall have consented to the same; and Purchaser agrees to indemnify and hold harmless Seller from any liability, claims or expenses (including, without limitation, mechanic's or construction liens and/or reasonable attorneys' fees) resulting therefrom. Except as otherwise expressly stated in this Agreement, neither the Seller, nor any of its officers, directors, employees, agents or representatives, shall be deemed to make or to have made any representation or warranty as to the accuracy or completeness of any information pertaining to the Property and neither the Seller nor any of its officers, directors, employees, representatives or agents shall have any liability resulting from Purchaser's use of any information pertaining to the Property. Notwithstanding anything to the contrary set forth in this Agreement, the obligations of Purchaser set forth in this Section 4 shall survive the Closing or the termination of this Agreement, as applicable.

     5.   Special Due Diligence Condition to Closing.  Purchaser shall have
          ------------------------------------------
thirty (30) days from the Date of this Agreement (the "Inspection Period") to make any and all investigations and review in order to determine, in Purchaser's sole opinion and discretion, the suitability of the Property for acquisition by Purchaser. Purchaser shall have the right to terminate this Agreement at any time prior to the expiration of the Inspection Period by giving written notice to Seller of such election to terminate. In the event Seller does not receive such notice of Purchaser's disapproval on or before the final day of the Inspection Period, the Property shall be deemed satisfactory to Purchaser, and Purchaser shall be deemed conclusively to have waived its termination rights under this Section 5. Purchaser shall, within ten (10) days of such termination, deliver to Seller copies of all feasibility studies, surveys, engineering reports and all other information obtained by Purchaser with respect to the Property, which requirement shall survive the termination of this Agreement.

     6.   Other Conditions to Purchaser's and Seller's Obligations Regarding the
          ----------------------------------------------------------------------
Closing.
-------

          (a) In addition to the conditions to Purchaser's obligations set forth in Section 5 above, the obligations and liabilities to Purchaser hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions, any of which may be waived by written notice from Purchaser to Seller:

               (i) Seller shall have complied in all material respects with and otherwise performed in all material respects each of the covenants and obligations of Seller set forth in this Agreement, as of the date of Closing.

               (ii) All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of Closing (subject to any changes disclosed as permitted in Section 8).

               (iii) The Title Company (as hereinafter defined) shall, upon payment by Purchaser of all premiums therefor and payment by Purchaser of the Purchase Price, be prepared to issue to Purchaser upon the Closing, a fee simple owner's title insurance policy pursuant to the Revised Commitment (as hereinafter defined), without exceptions other than as described in Section 7.

               (iv) Purchaser shall have received from Seller, at or prior to Closing a fully executed estoppel certificate by Tenant with respect to the Lease in substantially the form of Exhibit D. Seller agrees to use commercially
                                   ---------
reasonable efforts to obtain said certificate. Purchaser agrees to accept a certificate executed by Tenant which does not contain all of the substantive information contained in Exhibit D, provided that as to any matters not covered therein, Seller shall provide its certificate, certified to the best of Seller's actual knowledge, without independent investigation or imputation of knowledge.

          (b) The obligations and liabilities to Seller hereunder shall in all respects be conditioned upon the satisfaction of the following condition, which may be waived by written notice from Seller to Purchaser:

               (i) Purchaser shall have complied in all material respects with and otherwise performed in all material respects each of the covenants and obligations of Purchaser set forth in this Agreement, as of the date of Closing.

               (ii) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of Closing.

     7.   Title and Survey.  As of the Date of this Agreement, Seller has caused
          ----------------
Security Land Title Company, as agent for Commonwealth Land Title Insurance Company (the "Title Company") to deliver to Purchaser a commitment dated March 16, 1999 (the "Title Commitment") to issue the Purchaser, at Purchaser's sole cost and expense, upon the recording of the Special Warranty Deed conveying title to the Property from Seller to Purchaser, the payment of the Purchase Price, and the payment to the Title Company of the policy premium therefor, an owner's policy of title insurance (the "Policy"), in the amount of the Purchase Price, insuring good and marketable fee simple record title to the Property. Purchaser may obtain, at Purchaser's sole cost and expense, an "as built" survey of the Property, prepared to Purchaser's specifications (the "Survey"). Purchaser agrees that it shall not disapprove as an exception to the Policy (i) the lien of any general real estate taxes which are not yet due and payable,
(ii) the lien of special taxes or assessments becoming a lien or payable after the date of this Agreement and relating to the period after Closing, (iii) the rights of the Tenant under the Lease, or (iv) other exceptions for utility easements that do not involve an encroachment or a violation and do not interfere with the present use of the Property.

          Purchaser shall have thirty (30) days from the Date of this Agreement (the "Title Inspection Period") during which to obtain the Revised Commitment (as defined below), and examine and approve the Survey, the Revised Commitment, and the copies of the documents and instruments referred to therein. Prior to the expiration of the Title Inspection Period, Purchaser agrees at its sole cost and expense to use reasonable efforts to obtain an endorsement to the Title Commitment or a revised commitment (in either case, the "Revised Commitment") from the Title Company, which Revised Commitment (i) shall be indicative of the form and content of the Policy required by Purchaser in order to close, (ii) shall incorporate affirmative endorsements with respect to mechanic's liens, zoning, survey, contiguity and access, as required by Purchaser in connection with the Policy, and (iii) shall agree to have deleted or modified in the Policy all exceptions, including any Permitted Exceptions (except as otherwise agreed in the last sentence of the preceding paragraph), as required by Purchaser upon delivery, at Closing, of the Special Warranty Deed (which shall nonetheless remain expressly subject to the Permitted Exceptions) and the seller's affidavit referenced in subsections (a) and (e) of Section 12. Purchaser shall notify Seller in writing of any defects affecting the marketability of the title to the Property or any objections to the exceptions, the Survey or the Revised Commitment on or before the expiration of the Title Inspection Period. At Seller's sole option, Seller may elect to cure such objections or defects at Seller's expense at any time prior to Closing; if Seller elects not to cure any objections or defects, Seller shall notify Purchaser in writing and this Agreement shall be terminated upon such notice, whereupon Escrow Agent shall promptly refund all Earnest Money to Purchaser, and Purchaser and Seller shall have no further rights, obligations, or liabilities hereunder, except only for such rights or obligations that, by the express terms hereof, survive the termination of this Agreement. Upon Purchaser's receipt, Purchaser shall promptly provide Seller a copy of the Survey and the Revised Commitment. In the event Purchaser fails to object to the exceptions, the Survey or the Revised Commitment or to any defects affecting the marketability of title to the Property within the Title Inspection Period, Purchaser shall be deemed to have waived any objections and to accept title to the Property subject to the Permitted Exceptions. The term "Permitted Exceptions" as used herein, shall mean the title exceptions listed on the form of Special Warranty Deed attached as Exhibit E hereto.
---------

     8.   Representations and Warranties of Seller.  Seller hereby makes the
          ----------------------------------------
following representations and warranties to Purchaser, which representations and warranties are true and correct on the date hereof:

          (a)  Lease.  The copy of the Lease attached hereto as Exhibit C is
               -----                                            ---------
true, accurate and complete. Seller has the sole right to collect the rents under the Lease, and neither such right nor the Lease will, as of Closing, be assigned, pledged, hypothecated or otherwise encumbered by Seller. There are no other agreements between

Seller and Tenant, written or oral, relating to occupancy by Tenant of the Premises.

          (b)  Lease - Default. (i) Seller has no knowledge of termination of
               ---------------
the Lease by Tenant or of any material default under the Lease by Tenant, and
(ii) Tenant has not provided Seller with any written notice of any defense, set-off, or counterclaim with respect to its tenancy or its obligation to pay rent, additional rent, or other charges pursuant to the Lease.

          (c)  Intentionally Omitted.
               ---------------------

          (d)  Lease - Commissions.  No rental, lease, or other commissions
               -------------------
with respect to the Lease are payable to Seller, any partner of Seller, any party affiliated with or related to Seller or any partner of Seller or any third party whatsoever. All commissions payable under, relating to, or as a result of the Lease have been cashed-out and paid and satisfied in full.

          (e)  Intentionally Omitted.
               ---------------------

          (f)  No Other Agreements.  Other than the Lease and the Permitted
               -------------------
Exceptions, to the best of Seller's knowledge, there are no leases, service contracts, management agreements, or other agreements or instruments in force and effect, oral or written, to which Seller is a party and that grant to any person whomsoever or any entity whatsoever any right, title, interest or benefit in or to all or any part of the Property or any rights relating to the use, operation, management, maintenance, or repair of all or any part of the Property which shall survive Closing (the parties acknowledging that as of the date hereof the Property is subject to a management agreement, the term of which extends beyond Closing, but which will be terminated by Seller at or before Closing).

          (g)  No Litigation.  There are no actions, suits, or proceedings
               -------------
pending, or, to the best of Seller's knowledge, threatened by any organization, person, individual, or governmental agency against Seller with respect to the Property or against the Property. Seller has received no written notice of any pending or threatened application for changes in the zoning applicable to the Property or any portion thereof.

          (h)  Condemnation.  Seller has received no written notice of any
               ------------
condemnation or other taking by eminent domain of the Property or any portion thereof and, Seller has received no written notice of any pending or threatened condemnation or eminent domain proceedings (or proceedings in the nature or in lieu thereof) affecting the Property or any portion thereof.

          (i)  Violations.  Seller has received no written notice from any
               ----------
governmental agency of any actual or alleged violations of law, municipal or county ordinances, or other legal requirements with respect to the Property.

          (j)  Taxes.  Seller is not a party to any current appeals or other
               -----
pending legal proceedings relating to the real estate taxes or personal property taxes or assessments or payments in lieu of real estate taxes on or against the Property or any part thereof which are payable by Seller.

          (k)  Authorization.  Seller is a duly organized and validly existing
               -------------
corporation under the laws of the State of Delaware. This Agreement has been duly authorized and executed on behalf of Seller and constitutes the valid and binding agreement of Seller, enforceable in accordance with its terms, and all necessary action on the part of Seller to authorize the transactions herein contemplated has been taken, and no further action is necessary for such purpose.

          (l)  Seller Not a Foreign Person.  Seller is not a "foreign person"
               ---------------------------
which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

          (m)  Intentionally Omitted.
               ---------------------

          (n)  Intentionally Omitted.
               ---------------------

          (o)  Bankruptcy. Seller is "solvent" as said term is defined by
               ----------
bankruptcy law and has not made a general assignment for the benefit of creditors nor been adjudicated a bankrupt or insolvent, nor has a receiver, liquidator, or trustee for any of Seller's properties (including the Property) been appointed or a petition filed by or against Seller for bankruptcy, reorganization, or arrangement pursuant to the Federal Bankruptcy Act or any similar Federal or state statute, or any proceeding instituted for the dissolution or liquidation of Seller.

          (p)  Intentionally Deleted.
               ---------------------

          (q)  Hazardous Substances.  To Seller's actual knowledge, without
               --------------------
independent investigation or imputation of knowledge (i) no Hazardous Materials have been discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape on the Property, (ii) no underground storage tanks are located on the Property or were located on the Property and subsequently removed or filled, (iii) Seller has received no written notice of any proposed, threatened or existing investigation, administrative order, consent order and agreement, litigation, or settlement with respect to Hazardous Materials, and
(vi) the Property has not previously been used as a landfill, cemetery, or as a dump for garbage or refuse; except, however, any information to the contrary contained in the Phase I Environmental Site Assessment prepared by Browning & Associates, Inc., issued April 17, 1997, a copy of which has been furnished to Purchaser.

At Closing, Seller shall represent and warrant to Purchaser that all representations and warranties of Seller in this Agreement remain true and correct as of the date of the Closing in all material respects, except for any changes in any such representations or warranties that occur prior to Closing and that are disclosed by Seller to Purchaser from time to time prior to Closing upon their occurrence. If there is any material and adverse change in any representations or warranties and Seller elects not cure or correct such changes prior to Closing, then Purchaser may, at Purchaser's option, (i) close and consummate the transaction contemplated by this Agreement, or (ii) terminate this Agreement by written notice to Seller, whereupon the Earnest Money shall be immediately returned by Escrow Agent to Purchaser, and thereafter the parties hereto shall have no further rights or obligations hereunder, except only for such rights or obligations that, by the express terms hereof, survive any termination of this Agreement. The provisions of this Section 8 shall survive Closing for a period of 90 days and not be merged into the delivery of the Special Warranty Deed, provided however, that representations and warranties covering matters which could have been discovered by Purchaser prior to Closing in the exercise of commercially reasonable due diligence shall not survive Closing but shall be merged into the delivery of the Special Warranty Deed.

     9.   Representations and Warranties of Purchaser.  Purchaser hereby makes
          -------------------------------------------
the following representations and warranties to Seller, which representations and warranties are true and correct on the date hereof and shall remain true and correct through Closing: Purchaser is a duly organized and validly existing corporation under the laws of the State of Georgia. This Agreement has been duly authorized and executed on behalf of Purchaser and constitutes the valid and binding agreement of Purchaser, enforceable in accordance with its terms, and all necessary action on the part of Purchaser to authorize the transactions herein contemplated has been taken, and no further action is necessary for such purpose.

     10.  Seller's Additional Covenants.  Seller does hereby further covenant
          -----------------------------
and agree as follows:

          (a)  Operation of Property.  Seller shall from and after the date of
               ---------------------
this Agreement to the date of Closing: (i) not modify, amend, in any material respect the Lease, or terminate the Lease except for a material default thereunder or enter into any new lease, contract, or other agreement respecting the Property except with consent of Purchaser which consent shall not be unreasonably withheld, (ii) not grant or otherwise create or consent to the creation of any easement, restriction, lien, assessment, or encumbrance respecting the Property; and (iii) cause the Property to be operated, maintained, and repaired in the same manner as the Property is currently being operated, maintained, and repaired subject to casualty or condemnation.

          (b)  Preservation of Lease.  Seller shall, from and after the date
               ---------------------
of this Agreement to the date of Closing, use good faith efforts to perform and discharge all of its material duties and obligations and shall otherwise comply with every material covenant and agreement as landlord under the Lease, at Seller's expense, in the manner and within the time limits required thereunder. Furthermore, Seller shall, for the same period of time, use diligent and good faith efforts to cause the Tenant to perform all its material duties and obligations and otherwise comply with its material covenants and agreements under the Lease and shall take such actions as are reasonably necessary to enforce the terms and provisions of the Lease.

          (c)  Insurance.  From and after the date of this Agreement to the
               ---------
date and time of Closing, Seller shall, at its expense, continue to maintain the all risk fire and extended coverage insurance policy covering the Property which is currently in force and effect.

     11.  Closing.  Provided that all of the conditions expressly set forth in
          -------
this Agreement are theretofore satisfied or performed or to which Purchaser has been deemed to have accepted or waived as provided herein, or to which Purchaser may expressly waive in writing at or prior to Closing, the consummation of the sale by Seller and purchase by Purchaser of the Property (the "Closing") shall be held at 10:00 a.m., local time, on June 30, 1999, at the offices of the Title Company, or at such earlier time as shall be designated by Purchaser in a written notice to Seller not less than three (3) business days prior to Closing.

     12.  Seller's Closing Documents. Seller shall obtain or execute and
          --------------------------
deliver to Purchaser at Closing the following documents all of which shall be duly executed, acknowledged, and notarized where required and shall survive the
Closing:

          (a)  Special Warranty Deed.  A Special Warranty Deed, in form
               ---------------------
attached hereto as Exhibit E, conveying to Purchaser marketable fee simple
                   ---------
title to the Land and Improvements, together with all rights, easements, and appurtenances thereto, subject only to the Permitted Exceptions. The legal description set forth in the Special Warranty Deed shall be as set forth on Exhibit A. In the event Purchaser shall obtain a new or updated survey of the
---------
Land and Improvements and the legal description set forth in Purchaser's survey shall differ from the legal description set forth on Exhibit A, the Special
                                                     ---------
Warranty Deed shall be supplemented to include a quit claim conveyance using the legal description based upon such survey;

          (b)  Bill of Sale.  A Bill of Sale conveying to Purchaser marketable
               ------------
title to the Personal Property in the form and substance of Exhibit F;
                                                            ---------

          (c)  Blanket Transfer.  A Blanket Transfer and Assignment in the
               ----------------
form and substance of Exhibit G.
                      ---------

          (d)  Assignment and Assumption of Lease.  An Assignment and
               ----------------------------------
Assumption of the Lease in the form and substance of Exhibit H, assigning to
                                                     ---------
Purchaser all of Seller's right, title, and interest in and to the Lease and the rents thereunder;

          (e)  Seller's Affidavit.  A customary seller's affidavit in the form
               ------------------
required by the Title Company, on forms customarily used by the Title Company and reasonably satisfactory to Seller, in order to issue an owner's policy of title insurance;

          (f)  FIRPTA Certificate.  A FIRPTA Certificate in such form as
               ------------------
Seller shall reasonably approve;

          (g)  Keys and Records.  All of the keys to any door or locks on the
               ----------------
Property and the duplicates or originals of tenant files and other books and records relating to the Property in Seller's possession;

          (h)  Settlement Statement.  A settlement statement setting forth the
               --------------------
amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

          (i)  Intentionally Omitted.
               ---------------------

          (j)  Tenant Notice.  Notice from Seller to the Tenant of the sale of
               -------------
the Property to Purchaser in such form as Purchaser shall reasonably approve;
and

          (k)  Other Documents.  Such other documents, if any, as shall be
               ---------------
reasonably required in order to close.

     13.  Purchaser's Closing Documents.  Purchaser shall obtain or execute and
          -----------------------------
deliver to Seller at Closing the following documents, all of which shall be duly executed and acknowledged where required and shall survive the Closing:

          (a)  Blanket Transfer.  The Blanket Transfer and Assignment;
               ----------------

          (b)  Assignment and Assumption of Lease.  The Assignment and
               ----------------------------------
Assumption of Lease;

          (c)  Settlement Statement.  A settlement statement setting forth the
               --------------------
amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement; and

          (d)  Insurance.  Insurance certificates for policies including the
               ---------
insurance coverages required by the Lease, in substitution for the insurance policies being canceled by Seller.

          (e)  Other Documents.  Such other documents, if any, as may be
               ---------------
reasonably required in order to close.

     14.  Closing Costs.  Purchaser shall pay the cost of the Title Commitment
          -------------
and the Revised Commitment, including the cost of the examination of title to the Property made in connection therewith, the cost for extended coverage, the cost of deleting exceptions, the premium for the owner's policy of title insurance and any endorsements issued pursuant thereto, the cost of the as-built survey, the attorneys' fees of Purchaser, and all other costs and expenses incurred by Purchaser in closing and consummating the purchase and sale of the Property pursuant thereto. Seller shall pay the cost of any recording fees, transfer or documentary tax imposed by any jurisdiction in which the Property is located, the attorneys' fees of Seller, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant thereto. Each party shall pay one-half of any escrow fees.

     15.  Prorations.  The following items shall be prorated and/or credited
          ----------
between Seller and Purchaser as of Midnight preceding the date of Closing:

          (a)  Rents.  Rents, additional rents, and other income of the
               -----
Property accruing on or after the Closing shall belong to Purchaser and shall be charged to Seller as a credit to the Purchase Price and those items accruing prior to Closing shall belong to Seller and shall be charged to Purchaser as a debit to the Purchase Price. Subsequent to the Closing, any such rents which are received by a party not entitled thereto shall be forwarded to the party entitled thereto. Purchaser shall make a good faith effort and attempt to collect any such rents not apportioned at the Closing, for the benefit of Seller.

          (b)  Property Taxes.  There shall be no prorations for real estate
               --------------
taxes, assessments and levies and installments of taxes, assessments and levies (collectively, "Taxes"), as Tenant is responsible for payment of Taxes under
Section 2.02 of the Lease. Except to the extent Seller has received such funds from Tenant and such funds have not been applied to the payment of such Taxes, Purchaser hereby waives, releases, and discharges Seller of and from, and agrees to look solely to Tenant under the Lease for, and all claims, actions, causes of action, demands, rights, damages, costs, expenses or compensation whatsoever, in connection or in any way related to the payment of any and all Taxes, which agreement shall survive Closing.

          (c)  Utility Charges.  There shall be no prorations for utilities,
               ---------------
as Tenant is responsible for payment of all utilities affecting the Property under Article IX of the Lease. Except to the extent Seller has received such funds from Tenant and such funds have not been applied to the payment of such utilities, Purchaser hereby waives, releases, and discharges Seller of and from, and agrees to look solely to Tenant under the Lease for, any and all claims, actions, causes of action, demands, rights, damages, costs, expenses or compensation whatsoever, in connection or in any way related to the payment of any and all utilities, which agreement shall survive Closing.

          (d)  Insurance.  Seller's insurance policies on the Property shall
               ---------
not be assumed by Purchaser, but shall be canceled effective as of the date of Closing. Purchaser agrees that any prepaid or unused premium therefor shall be refunded to Seller.

The provisions of this Section 15 shall survive Closing.

     16.  Purchaser's Default.  In the event of default by Purchaser under the
          -------------------
terms of this Agreement, Seller's sole and exclusive remedy for Purchaser's failure to close shall be to receive the Earnest Money as liquidated damages and thereafter the parties hereto shall have no further rights or obligations, except only for such rights or obligations that, by the express terms hereof, survive the termination of this Agreement. It is hereby agreed that Seller's damages for Purchaser's failure to close will be difficult to ascertain and that the Earnest Money constitutes a reasonable liquidation thereof and is intended not as a penalty, but as liquidated damages for such failure to close (but shall not limit Seller's claims for other defaults).

      Seller's Initials      LK               Purchaser's Initials  LW
                           -----                                   -----

     17.  Seller's Default.  In the event of default by Seller under the terms
          ----------------
of this Agreement, Purchaser's sole remedy shall be, at Purchaser's option: (i) Purchaser shall have the right to terminate this Agreement by giving written notice of such termination to Seller, whereupon Escrow Agent shall promptly refund all Earnest Money to Purchaser, and Purchaser and Seller shall have no further rights or obligations hereunder, except only for such rights or obligations that, by the express terms hereof, survive the termination of this Agreement; or (ii) if such default consists of defects in title, Purchaser shall have the right to accept title to the Property subject to such defects with no reduction in the Purchase Price, in which event such defects shall be deemed additional "Permitted Exceptions"; or (iii) Purchaser may elect to seek specific performance of this Agreement.

     18.  Condemnation.  If, prior to the Closing, action is initiated to take
          ------------
all or a material part of the Property by condemnation by a body having the power of eminent domain or if the Property is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to all or any material part of the Property is contemplated by a body having the power of eminent domain, or if Tenant exercises any right of termination of Tenant under Article XIV of the Lease, or in the event of automatic termination of the Lease under
Article XIV of the Lease, Seller shall so notify Purchaser in writing and Purchaser may by written notice to Seller given within ten (10) days of the receipt of notice thereof from Seller, elect to cancel this Agreement. If Purchaser chooses to cancel this Agreement in accordance with this Section 18, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent, and Purchaser and Seller shall have no further rights or obligations hereunder, except only for such rights or obligations that, by the express terms hereof, survive the termination of this Agreement. If Purchaser does not elect to cancel this Agreement in accordance herewith, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards that have been or that may thereafter be made for such taking. Seller agrees to take any action and execute any instruments which may be required following Closing in order to implement its obligations under this Section.

     19.  Damage or Destruction.  If any of the Improvements having a value in
          ---------------------
excess of $100,000 shall be destroyed or damaged prior to the Closing or Tenant elects to terminate the Lease pursuant to Article XIII of the

Lease, Seller shall so notify Purchaser in writing and Purchaser may, by written notice given to Seller within five (5) days after receipt of written notice from Seller, elect to terminate this Agreement, in which event the Earnest Money shall immediately be returned by Escrow Agent to Purchaser and, thereafter the parties hereto shall have no further rights or obligations hereunder, except only for such rights or obligations that, by the express terms hereof, survive the termination of this Agreement. If Purchaser does not elect to terminate this Agreement pursuant to this Section 19 or the damage is less than $100,000, and the sale of the Property is consummated, Purchaser shall be entitled to receive an assignment of Seller's right and interest in the casualty insurance proceeds paid or payable to Seller, if any, by reason of such destruction or damage under the insurance required to be maintained by Seller pursuant to Section 10(c) hereof (less amounts of insurance theretofore received and applied by Seller to restoration) and Seller shall pay to Purchaser the amount of any deductible. If the amount of said casualty insurance proceeds is not settled by the date of Closing, Seller shall execute at Closing all proofs of loss, assignments of claim, and other similar instruments to ensure that Purchaser shall receive all of Seller's right, title, and interest in and under said insurance proceeds. Seller agrees to take any action and execute any instruments which may be required following Closing in order to implement its obligations under this Section.

     20.  Acceptance of Property.
          ----------------------

          (a)  Disclaimer.  PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS
               ----------
OTHERWISE EXPRESSLY SET FORTH HEREIN, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES (OTHER THAN THE WARRANTY OF TITLE AS SET OUT IN THE SPECIAL WARRANTY DEED, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST PRESENT, OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, OR (H) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY, THAT SELLER, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS REGARDING COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE, ZONING OR DEVELOPMENT OF REGIONAL IMPACT LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS (AS DEFINED BELOW). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER HAS BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. THE PROVISIONS OF THIS SECTION 20 SHALL SURVIVE THE CLOSING OR ANY TERMINATION OF THE AGREEMENT.

          (b)  Hazardous Materials.  "Hazardous Materials" shall mean any
               -------------------
substance which is or
contains (i) any "hazardous substance" as now or hereafter defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S)9601 et seq.) ("CERCLA") or any regulations promulgated under or pursuant to CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et. seq.) ("RCRA") or regulations promulgated under or pursuant to RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. (S)2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable;
(vi) polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Property. "Hazardous Materials" shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements; (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

          (c)  Environmental Requirements.  "Environmental Requirements" shall
               --------------------------
mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

     21.  Assignment.  Except for an assignment to an affiliate of Purchaser,
          ----------
Purchaser's rights and interests under this Agreement shall not be assignable without the consent of Seller, which consent shall not be unreasonably withheld, provided the assignee and Purchaser shall deliver to Seller a written assumption of all obligations of Purchaser jointly and severally.

     22.  Broker's Commission.  Seller has by separate agreement agreed to pay a
          -------------------
brokerage commission to CB Richard Ellis, Inc., (the "Broker") pursuant to that certain Exclusive Sales Listing Agreement dated September 9, 1998, by and between Seller and the Broker (the "Listing Agreement"). Purchaser and Seller hereby represent each to the other that they have not discussed this Agreement or the subject matter hereof with any real estate broker or agent other than the Broker so as to create any legal right in any such broker or agent to claim a real estate commission with respect to the conveyance of the Property contemplated by this Agreement. Seller shall and does hereby indemnify and hold harmless Purchaser from and against any claim, whether or not meritorious, for any real estate sales commission, finder's fees, or like compensation in connection with the sale contemplated hereby and arising out of any act or agreement of Seller, including any claim asserted by the Broker per the Listing Agreement and any broker or agent claiming under the Broker per the Listing Agreement. Likewise, Purchaser shall and does hereby indemnify and hold harmless Seller from and against any claim, whether or not meritorious, for any real estate sales commission, finder's fees, or like compensation in connection with the sale contemplated hereby and arising out of any act or agreement of Purchaser, except any such claim asserted by the Broker per the Listing Agreement and any broker or agent claiming under the Broker per the Listing Agreement. This Section 22 shall survive the Closing or any termination of this Agreement.

     23.  Notices.  Wherever any notice or other communication is required or
          -------
permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

     PURCHASER:          c/o Wells Capital, Inc.

                         3885 Holcomb Bridge Road
                         Norcross, Georgia 30092
                         Attn: Mr. Leo F. Wells, III

     with a copy to:     O'Callaghan & Stumm LLP
                         127 Peachtree Street, N.E., Suite 1330
                         Atlanta, Georgia 30303
                         Attn: William L. O'Callaghan, Esq.

     SELLER:             Bridge Information Systems America, Inc.
                         717 Office Parkway
                         St. Louis, Missouri 63141
                         Attn:  Mr. Larry Kaplan

     with a copy to:     Bryan Cave LLP
                         3500 One Kansas City Place
                         1200 Main Street
                         Kansas City, Missouri 64105
                         Attn: Christa B. Richardson, Esq.

Any notice or other communication mailed as hereinabove provided shall be deemed effectively given or received on the date of delivery, if delivered by overnight carrier, or otherwise on the third (3rd) business day following the postmark date of such notice or other communication.

     24.  Possession.  Possession of the Property shall be granted by Seller to
          ----------
Purchaser on the date of Closing, subject only to the Lease and the Permitted Exceptions.

     25.  Time Periods.  If the time period by which any right, option, or
          ------------
election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled business day.

     26.  Severability.  This Agreement is intended to be performed in
          ------------
accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules, and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

     27.  General Provisions.  No failure of either party to exercise any power
          ------------------
given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, or otherwise, between the parties nor embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon the parties hereto unless such amendment is in writing and executed by all parties hereto. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and assigns. Time is of the essence of this Agreement. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. The headings inserted at the beginning of each section are for convenience only, and do not add to or subtract from the meaning of the contents of each section. This Agreement shall be construed and interpreted under the laws of the State of Kansas. Except as otherwise provided herein, all rights, powers and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

     28.  Date.  The "Date" of this Agreement shall be deemed to be the date
          ----
of this Agreement first set forth above.

     39.  Duties as Escrow Agent.  In performing its duties hereunder, Escrow
          ----------------------
Agent shall not incur any liability to anyone for any damages, losses or expenses, except for its negligence or willful misconduct, and it shall accordingly not incur any such liability with respect to any action taken or omitted in good faith upon advice of its counsel or in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provision, but also as to the truth and accuracy of any information contained therein that Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person and to conform to the provisions of this Agreement. Except for Escrow Agent's negligence or intentional misconduct, Seller and Purchaser hereby agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and legal fees and disbursements, that may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with its acceptance or performance of its duties hereunder as escrow agent, including without limitation, any litigation arising out of this Agreement. If any dispute shall arise between Seller and Purchaser sufficient in the discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to tender into the registry or custody of the clerk of the Court for the county in which the Property is located or the clerk for the United States District Court having jurisdiction over the county in which the Property is located, any and all money (less any sums required to pay Escrow Agent's attorneys' fees in filing such action), property or documents in its hands relating to this Agreement, together with such pleadings as it shall deem appropriate, and thereupon be discharged from all further duties under this Agreement. Seller and Purchaser shall bear all costs and expenses of any such legal proceedings.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective seals to be affixed hereunto as of the day, month and year first above written.

                   "SELLER":

                   BRIDGE INFORMATION SYSTEMS AMERICA, INC., a Delaware corporation

                   By:    /s/ Larry M. Kaplan
                         ----------------------------
                   Name:  Larry M. Kaplan
                         ----------------------------
                   Title: Vice President
                         ----------------------------

                   "PURCHASER":

                   WELLS CAPITAL, INC.
                   a Georgia Corporation

                   By:    /s/ Leo F. Wells, III
                         ----------------------------
                   Name:  Leo F. Wells, III
                         ----------------------------
                   Title: President
                         ----------------------------

                   "ESCROW AGENT":

                   SECURITY LAND TITLE COMPANY

                   By:    /s/ Gertrude A. Neises
                         ----------------------------
                   Name:  Gertrude A. Neises
                         ----------------------------
                   Title: Title Agent/Asst. Closer
                         ----------------------------

                             Schedule of Exhibits
                             --------------------

Exhibit A    -     Legal Description of Land
Exhibit B    -     List of Personal Property
Exhibit C    -     Copy of Lease
Exhibit D    -     Tenant Estoppel Certificate Form
Exhibit E    -     Special Warranty Deed
Exhibit F    -     Bill of Sale Form
Exhibit G    -     Blanket Transfer and Assignment Form
Exhibit H    -     Assignment and Assumption of Lease Form

                                   EXHIBIT A
                                   ---------

                         LEGAL DESCRIPTION OF THE LAND
                         -----------------------------

Lot 1, Knight-Ridder Financial, a subdivision in the City of Leawood, Johnson County, Kansas.

                                   EXHIBIT B
                                   ---------

                           LIST OF PERSONAL PROPERTY
                           -------------------------

NONE

                                   EXHIBIT C
                                   ---------

                                 COPY OF LEASE
                                 -------------

                                   EXHIBIT D
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

Wells Capital, Inc.
3885 Holcomb Bridge Road
Norcross, Georgia 30092

          Re: Lease Agreement (the "Lease") dated February 14, 1997, by and between Bridge Information Systems America, Inc. ("Landlord") and Sprint Communications Company L.P. ("Tenant")

     The undersigned is the tenant under the Lease, whereby Tenant leases from Landlord the real property described therein, having an address of 2020 West 89th Street, Leawood, Kansas, and all improvements located thereon (collectively, the "Property"). Tenant understands that an affiliate of Wells Capital, Inc. ("Prospective Purchaser") may be purchasing the Property from Landlord and Tenant certifies to Landlord and Prospective Purchaser as follows:

     The Lease is in full force and effect on the date hereof and has not been modified.

     The term of the Lease began on May 19, 1997. The termination date of the present term of the Lease is May 18, 2007, subject to Tenant's rights of early termination and extension as set forth in the Lease.

     To the best of Tenant's knowledge, no uncured breaches or defaults exist under the Lease, no facts or circumstances exist which will constitute a breach or default under the Lease and no offsets, defenses or claims are presently available to Landlord or Tenant under the Lease. There are no structural or other defects, latent or otherwise, in the premises, the heating, ventilating, air conditioning, electrical, plumbing, water, roofing, storm drainage and sanitary sewer systems at or servicing the premises are in good condition and working order and there are no defects or deficiencies, latent or otherwise, therein. Tenant is not aware of any basis for termination of the Lease pursuant to Section 12.05 thereof.

     Tenant is in full and complete possession of the premises on the Property and has accepted its premises, including the work of Landlord performed therein pursuant to any terms and provisions of the Lease, and all other improved areas located on the Property (including, without limitation, parking spaces, access ways, and landscaping) as being complete, in compliance with the Lease, and satisfactory for Tenant's purposes. All utilities necessary for the use of the Property as an office building of the size and nature situated thereon, including water, sanitary sewer, storm sewer, electricity, and telephone, are installed and operational.

     The premises contain 68,900 rentable square feet.

     Tenant is currently paying monthly base rental under the Lease in the amount of $ 83,254.17, or $14.50 per rentable square foot. All allowances of whatever nature payable to Tenant have been paid in full, and all sums due and owing to Tenant have been paid.

     Tenant has not prepaid any rent or other charge under the Lease to Landlord other than Base Rent (as defined in the Lease) for the period up to and including ____________________.

     No security deposit has been paid to or is presently held by the Landlord under the Lease, and Tenant has not rendered to Landlord any other security or similar deposit with respect to its tenancy under the Lease.

     Tenant covenants and agrees that it has not dealt with any agents or brokers in such a way as to cause any brokerage commissions to be due and payable with respect to the Lease, except such brokers as have been specifically identified in the Lease and then only with respect to Tenant's initial occupancy of the Property.

     Tenant has not assigned all or any part of its interest in and to the Lease as security or otherwise and has not subleased all or any part of the premises leased by Tenant under the Lease.

     Upon transfer of the Property to Purchaser, Tenant shall attorn to and recognize Purchaser as Landlord under the Lease and the Lease shall remain in full force and effect. Any notices to Landlord under the Lease shall following conveyance of the Property to Purchaser be given c/o Wells Capital, Inc., 3885 Holcomb Bridge Road, Norcross, Georgia 30092.

     Tenant acknowledges that in the event it exercises the termination option set forth in Article XXIV of the Lease, the unamortized portion of the real estate commission would be $__________________.

     Tenant hereby acknowledges and agrees that the Purchaser shall be entitled to rely on the truth and accuracy of the foregoing certifications made by Tenant. Tenant further agrees for a period of thirty (30) days from the date hereof to notify Purchaser in writing at the address set forth above of any changes in the truth and accuracy of any of the certifications contained herein promptly upon Tenant learning of such change.

     The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

     Dated this _____ day of _____________, 1999.

                                        TENANT:

                                        SPRINT COMMUNICATIONS COMPANY L.P.,
                                        a Delaware limited partnership

                                        By:________________________
                                        Name:______________________
                                        Title:_____________________

                                   EXHIBIT E
                                   ---------

                             SPECIAL WARRANTY DEED
                             ---------------------

          This Special Warranty Deed, made this ____ day of ________, 1999 is made by Bridge Information Systems America, Inc., a Delaware corporation, successor to Knight-Ridder Financial, Inc. ("Grantor") to
_________________________________________ ("Grantee").

          WITNESSETH: THAT SAID Grantor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents, Grant, Bargain, Sell and Convey unto the said Grantee and its successors and assigns its interest in that certain real estate, situated in the County of Johnson and State of Kansas, more particularly described on Exhibit A attached hereto, subject to all rights of way, easements, restrictions, liens and encumbrances described on Exhibit B attached hereto (the "Property").

          TO HAVE AND TO HOLD THE SAME, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any wise appertaining, forever. And said Grantor, for itself, its successors and assigns, does hereby covenant, promise and agree to and with said Grantee, that at the delivery of these presents it is lawfully seized in its own right of an absolute and indefeasible estate of inheritance, in fee simple, of and in all and singular the above granted and described Property, with the appurtenances; that the same are free, clear, discharged and unencumbered of and from all former and other grants, titles, charges, estates, judgments, taxes, assessments and encumbrances, of any nature or kind whatsoever by, through, or under the Grantor, except as set forth above; and that it will warrant and forever defend the same unto the said Grantee, its successors and assigns, against said Grantor, its successors and all and every person or persons whomsoever, lawfully claiming or to claim the same by, through or under the Grantor.

          IN WITNESS WHEREOF, the said Grantor has hereunto executed this Special Warranty Deed the day and year first above written.

                            GRANTOR:

                            BRIDGE INFORMATION SYSTEMS AMERICA, INC.
                            a Delaware corporation


                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________

STATE OF _______________)
                          ) ss.
COUNTY OF _____________)

          The foregoing Special Warranty Deed was acknowledged before me this _____ day of _____, 1999, by _________________, _________ of Bridge Information
Systems America, Inc., a Delaware corporation.


                                   _______________________________________
                                   Notary Public

                                   Name:__________________________________
                                           (typed, printed or stamped)

[SEAL]

My appointment expires:

                      EXHIBIT A TO SPECIAL WARRANTY DEED
                      ----------------------------------

                               Legal Description
                               -----------------

Lot 1, Knight-Ridder Financial, a subdivision in the City of Leawood, Johnson County, Kansas.

                      EXHIBIT B TO SPECIAL WARRANTY DEED
                      ----------------------------------

                            Permitted Encumbrances
                            ----------------------


General taxes for the year 1999 and all subsequent years.

Special taxes or assessments becoming a lien or payable after the date of this Deed.

Lease Agreement dated February 14, 1997 by and between Bridge Information Systems America, Inc., a Delaware corporation, as landlord, and Sprint Communications L.P., a Delaware limited partnership, as tenant, and any subleases thereof and all rights of parties now or hereafter in possession pursuant thereto.

Easements and restrictions as shown in Plat Book 85, Page 34.

Ten foot wide Sewer Easement granted to the City of Leawood, Kansas by the instrument recorded in Volume 1664, Page 897.

Terms and provisions of the Statement of Intended Land Use recorded in Volume 3406, Page 828, as described therein.

Easement granted to Kansas City Power and Light Company recorded in Volume 3455, Page 98, as described therein.

Future installments levied by WASTEWTR CAP

Matters disclosed in that certain survey to Executive Hills, Inc., CNSB, Inc. and Stewart Title, Inc., dated January 25, 1993, prepared by Shafer, Kline & Warren, P.A., and any shortages in area and encroachments which an update thereof would disclose.

Other exceptions, if any, disclosed in the Revised Commitment.

                                   EXHIBIT F
                                   ---------

                                 BILL OF SALE
                                 ------------

     This Bill of Sale ("Bill of Sale") dated effective as of the _____ day of ____, 1999 is made by Bridge Information Systems America, Inc., a Delaware corporation ("Seller") to _____________________________________ ("Purchaser").

     For good and valuable consideration, the receipt of which is hereby acknowledged, Seller does hereby sell, assign, transfer and set over unto Purchaser the personal property ("Personal Property") which is located on and utilized in connection with the real property ("Land") more particularly described on Exhibit A hereto (Personal Property and Land, collectively called the "Property"), provided, said Personal Property shall not include that personal property owned by the tenant, Sprint Communications Company L.P., of the Property.

     TO HAVE AND TO HOLD the same unto Purchaser forever.

WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW UNDER THE KANSAS UNIFORM COMMERCIAL CODE. PURCHASER TAKES THE PROPERTY "AS IS" AND "WITH ALL FAULTS."

     By acceptance of this Bill of Sale, Purchaser hereby accepts and agrees to all matters set forth herein.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the day and year first written above.

                                   SELLER:

                                   BRIDGE INFORMATION SYSTEMS AMERICA, INC., a Delaware corporation

                                   By:    ______________________________
                                   Name:  ______________________________
                                   Title: ______________________________

                           EXHIBIT A TO BILL OF SALE
                           -------------------------

                               Legal Description
                               -----------------

Lot 1, Knight-Ridder Financial, a subdivision in the City of Leawood, Johnson County, Kansas.

                                   EXHIBIT G
                                   ---------

                        BLANKET TRANSFER AND ASSIGNMENT
                        -------------------------------


          THIS Blanket Transfer and Assignment (the "Assignment") is made and entered into as of the ____ day of _______, 1999, by and between Bridge Information Systems America, Inc., a Delaware corporation
("Assignor"),and________________________________________________ ("Assignee").

          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged by the parties, Assignor does hereby sell, assign, transfer and set over unto Assignee the Property (as hereinafter defined), to have and to hold the same forever.

          As used herein, the term "Property" shall mean the interest, if any, of Assignor in and to the following property, to the extent of such interest and to the extent such interest is assignable without consent: all of Assignor's right, title, and interest, if any, in and to plans and specifications with respect to the buildings, structures and improvements situated on the real property (the "Land") more particularly described on Exhibit A attached hereto, and any guarantees, trademarks, rights of copyright, warranties, or other rights related to the ownership of or use of the Land or improvements located on the Land, governmental licenses and permits, and intangibles associated with the Land or improvements, including the name of the improvements and the logo therefor, if any.

          Assignee hereby assumes any and all liabilities and obligations of Assignor in connection with the Property which accrue from and after the date of this Assignment.

          Assignor and Assignee further agree as follows:

          WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, ASSIGNOR EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW UNDER THE KANSAS UNIFORM COMMERCIAL CODE.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first above written.

                         ASSIGNOR:

                         BRIDGE INFORMATION SYSTEMS AMERICA, INC., a Delaware corporation

                         By:    _______________________________________
                         Name:  _______________________________________
                         Title: _______________________________________

                         ASSIGNEE:

                         ____________________________________________

                         By:     _________________________________
                         Name:   _________________________________
                         Title:  _________________________________

                 EXHIBIT A TO BLANKET TRANSFER AND ASSIGNMENT
                 --------------------------------------------

                               Legal Description
                               -----------------

Lot 1, Knight-Ridder Financial, a subdivision in the City of Leawood, Johnson County, Kansas.

                                   EXHIBIT H
                                   ---------

                      ASSIGNMENT AND ASSUMPTION OF LEASE
                      ----------------------------------

          This Assignment and Assumption of Lease ("Assignment"), dated effective as of the ___ day of _____, 1999 is made by and between Bridge Information Systems America, Inc., a Delaware corporation ("Assignor") and ______________________________________________________________ ("Assignee").

          For good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby sell, assign, transfer and set over unto Assignee that certain lease agreement by and between Assignor and Sprint Communications Company L.P., a Delaware limited partnership ("Tenant"), dated February 14, 1997 (the "Lease"), encumbering the property located at 2020 West 89th Street, Leawood, Kansas, more particularly described on Exhibit A hereto ("Property"), together with all rights and obligations of Assignor as landlord with respect to any security deposits under the Lease, and all books and records of Assignor relating to the Lease.

          Assignee, by acceptance of this Assignment and the Lease, hereby assumes and agrees to keep, observe and perform all of the covenants, conditions, terms and provisions under the Lease to be kept, observed and performed by the landlord thereunder from and after the date hereof, and Assignee agrees to indemnify and save Assignor harmless from and against any and all claims, demands, or liabilities arising under or in connection with the Lease and accruing from and after the date hereof.

          Assignor agrees to indemnify and save Assignee harmless from and against any and all claims, demands, or liabilities arising under or in connection with the Lease and accruing prior to the date hereof.

          TO HAVE AND TO HOLD THE SAME UNTO ASSIGNEE FOREVER.

          IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above.

                              ASSIGNOR:

                              BRIDGE INFORMATION SYSTEMS AMERICA, INC.
                              a Delaware corporation

                              By:    ______________________________________
                              Name:  ______________________________________
                              Title: ______________________________________


                              ASSIGNEE:

                              ________________________________

                              By:    __________________________________
                              Name:  __________________________________
                              Title: __________________________________

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASE
                -----------------------------------------------

                               Legal Description
                               -----------------

Lot 1, Knight-Ridder Financial, a subdivision in the City of Leawood, Johnson County, Kansas.]